LONGLEAF PARTNERS FUNDS SUPPLEMENTS DATED AUGUST 13, 2009 AND SEPTEMBER 24, 2009 TO PROSPECTUS DATED MAY 1, 2009

August 13, 2009

On August 3, 2009, the Funds’ investment adviser Southeastern Asset Management, Inc. (“Southeastern”) notified the Board of Trustees of Longleaf Partners International Fund that Andrew McDermott was leaving Southeastern in the fall, 2009. Southeastern’s existing portfolio management and research team will absorb Andrew’s duties. Accordingly, the following changes should be made to the Funds’ Prospectus and Statement of Additional Information (SAI), effective August 31, 2009: on page 21 of the Prospectus, remove all references to E. Andrew McDermott III; and on pages 21 and 22 of the SAI, remove all references to E. Andrew McDermott III.

September 24, 2009

On September 14, 2009, the Funds’ Board of Trustees met with Southeastern and approved two changes proposed by Southeastern: 1) to cease hedging foreign currency exposure as a routine strategy for the Funds, and 2) to reduce the fee on Longleaf Partners International Fund. Accordingly, the following changes should be made to the Funds’ Prospectus and SAI:

On page 7 of the Prospectus, replace the first two paragraphs in the section entitled “Currency Hedging Risks” with the following:

Currency Risk.  Non-U.S. securities are generally denominated and traded in foreign currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar rises compared to a foreign currency, the value of an investment traded in that currency will fall because it will be worth fewer U.S. dollars. In some cases the Funds may try to hedge to reduce the impact of currency exchange fluctuation, but following a transition period ending no later than the first half of 2010, no longer intend to do so routinely. As a result, a Fund’s price will be more susceptible to currency fluctuations.

On page 12 of the Prospectus, delete the last sentence in the paragraph entitled “Specific Risks of Investing in this Fund,” and in the first paragraph on page 18, change “currency hedging risks” to “currency risks.”

On page 20 of the Prospectus and page 18 of the SAI, effective October 1, 2009, change the Stated Investment Counsel Fee for Longleaf Partners International Fund to 1.20% on the first $2.5 billion in average net assets; 1.00% on the balance.

LONGLEAF PARTNERS FUNDS®
Managed By
SOUTHEASTERN ASSET MANAGEMENT, INC.®
6410 Poplar Avenue, Suite 900
Memphis, TN 38119
(800) 445-9469
www.longleafpartners.com